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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported):
                                 AUGUST 19, 1999



                            LAMAR ADVERTISING COMPANY
             (Exact name of registrant as specified in its charter)


            DELAWARE                                 0-30242                                 72-1449411
(State or other jurisdiction                     (Commission File                           (IRS Employer
       of incorporation)                              Number)                            Identification No.)



             5551 CORPORATE BOULEVARD, BATON ROUGE, LOUISIANA 70808
              (Address of principal executive offices and zip code)



                                 (225) 926-1000
              (Registrant's telephone number, including area code)


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                                  CO-REGISTRANT

----------------------------------------------------------------------------------------------------------------------
Exact Name of                   State or other
Registrant as                   Jurisdiction of              Commission File              IRS Employer
Specified in its                Incorporation                Number                       Identification Number
Charter
----------------------------------------------------------------------------------------------------------------------

Lamar Media Corp.               Delaware                     1-12407                      72-1205791
----------------------------------------------------------------------------------------------------------------------



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ITEM 5. OTHER EVENTS.

         In connection with the reorganization of Lamar Advertising Company into a new holding company structure, Lamar Media Corp. (formerly known as Lamar Advertising Company) made a change of control tender offer to the holders of its 9 1/4% Senior Subordinated Notes due 2007 in aggregate principal amount of approximately $103,900,000 issued pursuant to an Indenture dated August 15, 1997 by and among Outdoor Communications, Inc., a company acquired by Lamar whose obligations under the Notes were assumed, certain guarantors under the Indenture and the First Union National Bank as Trustee. Pursuant to the change of control tender offer and in accordance with the Indenture, Lamar Media Corp. offered to repurchase the Notes for 101% of the principal amount plus accrued interest up to but excluding the payment date of August 19, 1999.

         A total of $29,876,000 aggregate principal amount of Notes were tendered for payment. Lamar Media Corp. used borrowings under its 1998 revolving bank credit facility with The Chase Manhattan Bank as administrative agent to pay the tendered Notes. At August 25, 1999, the weighted average interest rate for outstanding borrowings under Lamar Media's 1998 bank credit facility is approximately 6.54%.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 23, 1999              LAMAR ADVERTISING COMPANY


                                    By:      /s/ Keith A. Istre
                                       --------------------------------------
                                        Keith A. Istre
                                        Chief Financial Officer and Treasurer



Date:  August 23, 1999              LAMAR MEDIA CORP.


                                    By:      /s/ Keith A. Istre
                                       --------------------------------------
                                        Keith A. Istre
                                        Chief Financial Officer and Treasurer




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